                                 EXHIBIT 10.6

                                                                 CONFORMED COPY
                                                                 --------------

                        LEASE SUPPLEMENT NO. 1 [N583ML]
                        -------------------------------


          THIS LEASE SUPPLEMENT NO. 1 [N583ML] dated August 16, 1999, between FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee, except as otherwise provided herein, the Lessor, and MIDWAY AIRLINES CORPORATION, a Delaware corporation, the Lessee;

                             W I T N E S S E T H :

          WHEREAS, the Lessor and the Lessee have heretofore entered into that certain Lease Agreement [N583ML], dated as of August 10, 1999 (the "Lease", the terms defined therein being herein used with the same meaning), which Lease provides, among other things, for the execution and delivery of Lease Supplements in substantially the form hereof for the purpose of leasing a specific Aircraft under the Lease when delivered by the Lessor to the Lessee in accordance with the terms thereof;

          WHEREAS, the Lease, a counterpart of which is attached hereto and made a part hereof, relates to the Aircraft and Engines described in Schedule I hereto and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document;

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease, the Lessor and the Lessee hereby agree as follows:

          1. The Lessor hereby delivers and leases to the Lessee, and the Lessee hereby accepts and leases from the Lessor, under the Lease as herein supplemented, the Aircraft, described in Schedule I hereto.

          2. The Delivery Date is the date of this Lease Supplement set forth in the opening paragraph hereof.

          3. The Basic Term shall commence on the Delivery Date and continue through February 16, 2016 (the "Expiration Date"), unless terminated earlier as provided in the Lease.

          4. Lessee hereby confirms to Lessor that Lessee has duly and irrevocably accepted the Aircraft under and for all purposes hereof, of the Lease and of the other Lessee Documents.

          5. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

          6. This Lease Supplement may be executed by the parties hereto in separate counterparts and all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement or the Lease may be created through the transfer or possession of any counterpart other than the original counterpart of each thereof containing the receipt therefor executed by the Indenture Trustee on the signature page of each thereof.

          7. THIS LEASE SUPPLEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.



                           *            *           *

          IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.


                              FIRST UNION TRUST COMPANY,
                              NATIONAL ASSOCIATION
                              not in its individual capacity,
                              but solely as Owner Trustee



                              By: /s/ Stephen J. Kaba
                                  -------------------
                              Name: Stephen J. Kaba
                              Title: Vice President


                              MIDWAY AIRLINES CORPORATION


                              By: /s/ Jonathan S. Waller
                                  ----------------------
                              Name: Jonathan S. Waller
                              Title: Senior Vice President

                                                                      SCHEDULE I
                                                             TO LEASE SUPPLEMENT
                      DESCRIPTION OF AIRFRAME AND ENGINES
                      -----------------------------------

                                   AIRFRAME

                    Manufacturer's     FAA Registration      Manufacturer's
Manufacturer            Model                 No.              Serial No.
-----------         --------------     ----------------      --------------
Bombardier Inc.     CL-600-2B19        N583ML                7327





                                    ENGINES

                                Manufacturer's      Manufacturer's
Manufacturer                       Model               Serial Nos.
------------                    --------------      ---------------
General Electric Company        CF34-3B1            GE-E-872529

                                                    GE-E-872530



          Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.

                             Note to Exhibit 10.6

The following Lease Supplement No. 1 is substantially identical in all material respects to the Lease Supplement No. 1 filed herewith except as follows:

                                       FAA Reg.
                                       No. or    Aircraft        Engine
                                       Aircraft  Manufacturer's  Manufacturer's
Date                Expiration Date    Tail No.  Serial No.      Serial Nos.
----                ---------------    --------  --------------  --------------
August 10, 1999     February 16, 2016  N584ML    7330            GE-E-872547 &
                                                                 GE-E-872546
September 10, 1999  March 17, 2015     N585ML    7334            GE-E-872527 &
                                                                 GE-E-872528